UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2025

JOCOM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56629	38-4177722
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit No. 11-1, Level 11, Tower 3, Avenue 3,

Bangsar South, No. 8 Jalan Kerinchi,
59200 KUALA LUMPUR, MALAYSIA

(Address of principal executive offices, including zip code)

+6012 5189937

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act ( 17 CFR 240. 14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JOCM	The OTC Market – Pink Sheet

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officers and Directors.

On August 22, 2025, the Board of Directors of JOCOM HOLDINGS CORP. (the “Company”) accepted the resignation of SEW WEN CHEAN, as the Company’s Chief Executive Officer, and Director.

On August 22, 2025, the Board of Directors of the Company accepted the resignation of CHUA HWEE PING, as the Company’s President, Secretary, Treasurer, and Director.

The foregoing resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of New Officers and Directors.

LOKE WENG CHAN, age 62, President, Secretary, Treasurer, Managing Director and Director of the Company

On August 22, 2025, LOKE WENG CHAN was appointed as the new President, Secretary, Treasurer, Managing Director and Director of the Company. LOKE WENG CHAN, who graduated with a Bachelors Degree in Accounting and Finance from the University of Malaysia in 1976, was previously Unit Manager by Aetna Insurance Malaysia between 1978 and 1990, He started his startup in 1991, Hymajor Auto Parts, with 2 partners in Kuala Lumpur, Malaysia. dealing with import and export auto car air conditioning parts, after several years of operation, the company has been awarded Malaysian branch agent by Denso Japan, It is also authorized by Malaysian Land Rover to be responsible for assembling Land Rover Air Conditioning.

LOKE YU, age 75, Chief Executive Officer, and Chief Financial Officer of the Company

On August 22, 2025, Dr. Jimmy LOKE, alias LOKE YU, was appointed as the new Chief Executive Officer and Chief Financial Officer of the Company. Dr. Jimmy LOKE is a Fellow member of The Institute of Chartered Accountants in England & Wales and holds a degree of Doctor of Business Administration from University of South Australia.

Dr. Loke has over 50 years of experiences in auditing, corporate governance, corporate advisory services, forensic investigations, marketing & financial management, M & A, IPO etc. His peak achievement was overseeing 22 public listed companies as an Independent Non-Executive Director. Dr. Loke is the Founding President of the Malaysia Independent Non-Executive Director Association.

2

Item 9.01 Exhibits.

Exhibit
10.1	Board of Director’s Resolution Appointing New Officers and Directors, dated August 22, 2025,
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 22, 2025

JOCOM HOLDINGS CORP.

/s/ LOKE WENG CHAN
By:	LOKE WENG CHAN
Title:	President, Secretary, Treasurer, Managing Director

4